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                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of September 28, 2001, between Organogenesis, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), and Novartis Pharma AG, a corporation organized under the laws of Switzerland ("Novartis", or individually and with its permitted successors and assigns, the "Investor"). This Agreement is made pursuant to the Securities Purchase Agreement, dated as February 23, 2001 among the Company and the Investor (the "Securities Purchase Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

     WHEREAS, in order to induce the Company to enter into the Securities Purchase Agreement and to induce the Investor to invest funds in the Company pursuant to the Securities Purchase Agreement, the Investor and the Company hereby agree that this Agreement shall govern the rights of the Investor to cause the Company to register for resale the shares of Common Stock issuable to the Investor and certain other matters as set forth herein:

     NOW, THEREFORE, the parties hereto mutually agree as follows:

     SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

     "Advice" shall have the meaning set forth in Section 3.

     "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "Control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "Affiliated," "Controlling" and "Controlled" have meanings correlative to the foregoing.

     "Business Day" shall mean any day, other than a Saturday, Sunday or one on which banks are authorized by law to close in New York, New York.

     "Closing(s)" shall have the meaning set forth in the Securities Purchase Agreement.

     "Closing Date(s)" shall have the meaning set forth in the Securities Purchase Agreement.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the Company's Common Stock, par value $.01 per share, and any other common equities issued by the Company, and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or in replacement of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization).
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     "Effectiveness Date" means the forty-fifth (45th) day following the applicable Filing Date.

     "Effectiveness Period" shall have the meaning set forth in Section 2(a).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Filing Date" means the tenth Business Day following any Closing Date if the Resale Registration Statement is not effective as of such Closing Date; provided, that, if the Resale Registration Statement is effective as of any Closing and subsequently the effectiveness of such Resale Registration Statement is suspended or otherwise withdrawn or limited by the Commission, the Filing Date shall mean the tenth Business Day following such action by the Commission.

     "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities including, without limitation, the Investor.

     "Indemnified Party" shall have the meaning set forth in Section 5(c).

     "Indemnifying Party" shall have the meaning set forth in Section 5(c).

     "Investor" has the meaning specified in the Introduction to this Agreement.

     "Losses" shall have the meaning set forth in Section 5(a).

     "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

     "Prospectus" means the prospectus included in the Registration Statement (or Resale Registration Statement, as the case may be) (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement (or Resale Registration Statement, as the case may be), and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement(s) by the Commission.

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     "Registrable Securities" means shares of Common Stock held by the Investor at any time (it being understood that for the purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected) including, without limitation, the Underlying Shares issuable upon conversion or redemption (as applicable) of the Preferred Stock or the Convertible Notes shall be deemed Registrable Securities, whether or not such issuance has actually been effected.

     "Registration Statement" means the registration statements contemplated by
Section 2(a), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     "Resale Registration Statement" means the registration statements contemplated by Section 2(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     "Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     "Securities Act" means the Securities Act of 1933, as amended.

     Section 2.  Registration.  (a) Mandatory Registration.  On or prior to each
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Filing Date, the Company shall prepare and file with the Commission a
Registration Statement covering all or any such portion of the Registrable Securities issued at the Closing and any other Registrable Securities beneficially owned by the Investor as the Investor shall specify by written notice given to the Company. The Registration Statement shall be on Form S-3 pursuant to Rule 415 of the Securities Act or any successor rule providing for the offering of securities on a continuous basis (except if otherwise directed by the Investor in accordance herewith or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 pursuant to Rule 415, then such registration shall be on any available form as determined by the Investor). The Company shall (i) not permit any securities other than the Registrable Securities to be included in the Registration Statement and (ii) use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof; but in any event prior to the Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act until the earlier of
(A) the sale of all of the Registrable Securities included in such Registration Statement; or (B) such time as in the opinion of counsel to the Company (in form and substance reasonably satisfactory to the Investor) that all of the Registrable Securities included in

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such Registration Statement are eligible for resale pursuant to Rule 144(k) of the Securities Act (the "Effectiveness Period"); provided, however, that the
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Company shall not be deemed to have used its best efforts to keep the
Registration Statement effective during the Effectiveness Period if it voluntarily takes any action that would result in the Investor not being able to sell the Registrable Securities covered by such Registration Statement during the Effectiveness Period, unless such action is required under applicable law or the Company has filed a post-effective amendment to the Registration Statement and the Commission has not declared it effective. If the Investor intends to distribute the Registrable Securities covered by the Registration Statement by means of an underwriting, the Investor shall promptly notify the Company.

     (b)  Piggy-Back Registrations.  If at any time after each Closing Date, the
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Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Investor) any of its stock or other securities under the Securities Act in connection with the public offering of such securities other than (i) a registration relating solely to the sale of securities to current or former employees, officers, advisors, consultants or directors of the Company or any subsidiary of the Company pursuant to a stock purchase plan or stock option or stock awards approved by the Board of Directors of the Company, (ii) a registration on Form S-4 or any similar successor form or
(iii) a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, the Company shall at such time, give the Investor written notice of its intention to effect such registration at least fifteen (15) days before the anticipated filing of any such registration statement of the Company. Upon the written request of the Investor given within ten (10) days after giving of such notice by the Company pursuant to the terms of this Agreement, the Company shall use its best efforts to include in such registration statement all or any part of the Registrable Securities the Investor requests to be registered. No rights to registration of Registrable Securities under this Section shall be construed to limit any registration otherwise required hereunder. Notwithstanding the foregoing, if the proposed offering under this Section 2(b) is to be effectuated through an underwritten public offering and if the managing underwriter shall advise the Company and the Holders of Registrable Securities in writing that, in its opinion, the inclusion of all of the Registrable Securities could materially adversely affect the offering, then the managing underwriter may elect to exclude all or such portion of such Registrable Securities from such offering; provided that the managing underwriter may only exclude any of the Registrable Securities to the same extent on a pro rata basis, that it excludes securities of other holders. The
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Company shall have the right to withdraw any such proposed registration statement, or to withdraw the same after the filing, but prior to the effective date thereof without thereby incurring any liability to the holders of Registrable Securities.

     (c)  Resale Registration.  If at any time prior to 60 days after delivery
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of a Put Option Notice, in the good-faith reasonable judgement of the Investor, the public resale of the Registrable Securities to be issued at the Closing relating to such Put Option Notice by the Investor shall be restricted or limited (as to amount or timing) by the terms and conditions of the Securities Act and the rules and regulations promulgated thereunder (including, without limitation, by reason of the Holder's status as an Affiliate of the Company or the failure of the Company to effect the registration statement relating to the registered issuance of the Securities and/or the Underlying Shares to the Investor pursuant to Sections 7.5 and 9.5 of the Securities Purchase Agreement, and as a consequence of such failure, the Registrable Securities to be issued at the Closing relating to

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such Put Option Notice will not be freely tradeable by the Investor) as of such
Closing, then, upon request of the Investor, the Company shall promptly file a registration statement on Form S-3 (the "Resale Registration Statement") pursuant to Rule 415 of the Securities Act or any successor rule providing for the offering of securities on a continuous basis (except if otherwise directed by the Investor in accordance herewith or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 pursuant to Rule 415, then such registration shall be on any available form as determined by the Investor) registering the resale of the Registrable Securities to be issued at the Closing relating to such Put Option Notice by the Investor. The Company shall (i) not permit any securities other than the Registrable Securities to be included in the Resale Registration Statement and (ii) use it best efforts to cause the Resale Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the applicable Closing Date, and to keep such Resale Registration Statement continuously effective under the Securities Act until the earlier of
(A) the sale of all of the Registrable Securities included in such Resale Registration Statement or (B) the expiration of the Effectiveness Period. If the Investor intends to distribute the Registrable Securities covered by the Resale Registration Statement by means of an underwriting, the Investor shall promptly notify the Company.

     (d)  Liquidated Damages.  If the Registration Statement referred to in
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Section 2(a) is not filed on or before the Filing Date or is not declared effective on or before the Effectiveness Date, the Conversion Price of the Convertible Notes shall be decreased as provided in Section 5.4 of the Convertible Notes.

3. Registration Procedures. In connection with the Company's registration obligations pursuant to Section 2(a) or Section 2(c) of this Agreement, the Company shall:

     (a) Prepare and file with the Commission on or prior to the Filing Date (or if registration is to be made pursuant to Section 2(c) as promptly as practicable after the Investor request for such filing), a Registration Statement (or Resale Registration Statement, as the case may be) in accordance with the method or methods of distribution thereof as specified by the Investor, and cause the Registration Statement (or Resale Registration Statement, as the case may be) to become effective as soon as possible, but in no event later than the Effectiveness Date (or if registration is to be made pursuant to Section 2(c), the applicable Closing Date), and to remain effective as provided herein; provided, however, that not less than seven (7) Business Days prior to the
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filing of the Registration Statement (or Resale Registration Statement, as the
case may be) or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to the Investor copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of the Investor and its counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of counsel to the Investor, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement (or Resale Registration Statement, as the case may be) or any such Prospectus or any amendments or supplements thereto to which the Investor or its counsel, shall reasonably object in writing within five (5) Business Days of their receipt thereof.

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     (b) (i)  Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement (or Resale Registration Statement, as the case may be) as may be necessary to keep the Registration Statement (or Resale Registration Statement, as the case may be) continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional registration statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as practicable to any comments received from the Commission with respect to the Registration Statement (or Resale Registration Statement, as the case may be) or any amendment thereto and promptly provide the Investor true and complete copies of all correspondence from and to the Commission relating to the Registration Statement (or Resale Registration Statement, as the case may be); and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement (or Resale Registration Statement, as the case may be) during the applicable period in accordance with the intended methods of disposition by the Investor thereof set forth in the Registration Statement (or Resale Registration Statement, as the case may be) as so amended or in such Prospectus as so supplemented.

     (c) Notify the Investor and its counsel immediately (and, in the case of(c)(i)(A) below, not less than five (5) Business Days prior to such filing) and (if requested by the Investor) confirm such notice in writing no later than one (1) Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement (or Resale Registration Statement, as the case may be) is proposed to be filed;
(B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement (or Resale Registration Statement, as the case may be) and whenever the Commission comments in writing on such Registration Statement (or Resale Registration Statement, as the case may be) and (C) with respect to the Registration Statement (or Resale Registration Statement, as the case may be) or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement (or Resale Registration Statement, as the case may be) or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement (or Resale Registration Statement, as the case may be) covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose;
(iv) if at any time any of the representations and warranties of the Company contained in any agreement contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that makes any statement made in the Registration Statement (or Resale Registration Statement, as the case may be) or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement (or Resale Registration Statement, as the case may be), Prospectus or other documents so that, in the case of the Registration Statement (or Resale Registration Statement, as the case may be) or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact

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

or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) Use its best efforts to prevent the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement (or Resale Registration Statement, as the case may be) or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

     (e) Furnish to each of the Investor and its counsel, without charge, at least one conformed copy of the Registration Statement (or Resale Registration Statement, as the case may be) and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

     (f) Promptly deliver to the Investor, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as the Investor may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Investor in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

     (g) Use its best efforts to register or qualify or cooperate with the Investor and its counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the Investor or, in the case of an underwritten public offering, the managing underwriter shall request in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement (or Resale Registration Statement, as the case may be); provided, however, that the Company
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shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

     (h) Cooperate with the Investor to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement (or Resale Registration Statement, as the case may be), which certificates shall be free of all restrictive legends (other than legends relating to the existence of any shareholder rights or similar agreement then in effect to which the Investor is a party and which legend appears on all other certificates for the Company's Common Stock), and to enable such Registrable Securities to be in such denominations and registered in such name as the Investor may request at least two Business Days prior to any sale of Registrable Securities.

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

     (i) Upon the occurrence of any event contemplated by Section 3(c)(vi), as promptly as practicable, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement (or Resale Registration Statement, as the case may be) or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement (or Resale Registration Statement, as the case may be) nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (j) If a requested registration pursuant to Section 2(a) or 2(c) hereof involves an underwritten public offering, then the managing underwriter shall be chosen by the Investor, with the approval of the Company (which approval shall not be unreasonably withheld). The Company shall promptly enter into an underwriting agreement with the Investor's proposed underwriter(s) in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter(s) and companies of the Company's size and investment stature. The Company shall require all other holders of Registrable Securities, if any, who are entitled to participate in any such registration to sign the underwriting agreement and the Company shall condition such Holder's participation in such underwritten public offering on the fulfillment of this condition. The Company shall furnish on the date that the Registrable Shares are delivered to the underwriters for sale pursuant to such registration (x) an opinion of counsel covering those legal matters that are customary for such an underwriting and (y) a letter dated as of the date thereof from an independent public accountant covering those accounting matters that are customary for such an underwriting.

     (k) Use its best efforts to cause all Registrable Securities covered by such Registration Statement (or Resale Registration Statement, as the case may be) to be listed on the American Stock Exchange or Other Exchange pursuant to terms of the Securities Purchase Agreement.

     (l) Make available for inspection by the Investor, a representative of the Investor and an attorney or accountant retained by the Investor or underwriters, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by the Investor, its attorney or accountant in connection with the Registration Statement (or Resale Registration Statement, as the case may be); provided, however, that any information that is determined in
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good faith by the Company in writing to be of a confidential nature at the time of delivery of such information shall not be available to such Persons unless and until such Persons shall have entered into a customary confidentiality agreement with the Company with respect thereto.

     (m) Comply with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration

Statement (or Resale Registration Statement, as the case may be), which statement shall cover said 12-month period, or such shorter periods as is consistent with the requirements of Rule 158.

     (n) The Company may require the Investor to furnish to the Company such information regarding the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement (or Resale Registration Statement, as the case may be) and the Company may exclude from registration the Registrable Securities should the Investor unreasonably fail to furnish such information within a reasonable time after receiving such request.

     (o) If the Registration Statement (or Resale Registration Statement, as the case may be) refers to the Investor by name or otherwise as the holder of any securities of the Company, then the Investor shall have the right to require (if such reference to the Investor by name or otherwise is not required by the Securities Act or any similar Federal statute then in force) the deletion of the reference to the Investor in any amendment or supplement to the Registration Statement (or Resale Registration Statement, as the case may be) filed or prepared subsequent to the time that such reference ceases to be required.

     The Investor agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(v) or 3(c)(vi), the Investor shall forthwith discontinue disposition of such Registrable Securities until the Investor's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement (or Resale Registration Statement, as the case may be) contemplated by Section 3(b) and/or 3(f), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement (or Resale Registration Statement, as the case may be).

     Notwithstanding anything to the contrary in this Section 3, if, after the Registration Statement (or Resale Registration Statement, as the case may be) becomes effective, the Board of Directors of the Company, acting in good faith, determines there is a reasonable likelihood that disclosure in the Prospectus, or any other action taken in connection with such prospectus, would interfere in any material respect with any financing (other than through the sale of securities), acquisition, merger, consolidation, tender offer or any similar transaction that would require disclosure pursuant to the Exchange Act, then the Company shall have the right to defer filing for the period (the "Grace Period") during which such disclosure would materially and adversely interfere with such transaction; provided, that (x) the Company shall promptly notify the Investor
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in writing of the existence of material non-public information giving rise to a
Grace Period and the date on which the Grace Period will begin, and (y) notify the Investor in writing of the date on which the Grace Period will end; and,

provided further that (A) the Company may not defer the filing for a period of
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more than 30 days, (B) the Company shall not defer its obligation in this manner more than once in any twelve-month period, (C) the Company shall delay during any such period the filing or effectiveness of any other registration statement required pursuant to the registration rights of the holders of any other securities and (D) during such period the sale of shares by officers and directors of the Company shall be prohibited in accordance with the Company's insider trading policy. For purposes of determining the length of a Grace
Period above,

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

the Grace Period shall begin on and include the date the Investor receives the notice referred to in clause (x) of this paragraph and shall end on and include the date the Investor receives the notice referred to in clause (y) of this paragraph.

4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company and whether or not the Registration Statement (or Resale Registration Statement, as the case may be) is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement (or Resale Registration Statement, as the case may be). The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration, qualification and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with The American Stock Exchange and each Other Exchange on which Registrable Securities are required hereunder to be listed and (B) in compliance with state securities or Blue Sky laws, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of photocopying prospectuses), (iii) messenger, telephone and delivery expenses, (iv) escrow fees, (iv) fees and disbursements of counsel for the Company, (vi) Securities Act liability insurance, if the Company so desires such insurance, and (vii) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement including the reasonable fees and expenses of one special counsel for the Investor. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any Other Exchange as required hereunder. Any fees of counsel to the Investor, except those otherwise covered by this paragraph, shall be borne by the Investor.

5.  Indemnification.

       (a)  Indemnification by the Company.  The Company shall, notwithstanding
            ------------------------------
any termination of this Agreement, indemnify and hold harmless the Investor, its officers, directors, agents and employees, each Person who controls the Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, reasonable costs (including, without limitation, attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement (or Resale Registration Statement, as the case may be), any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, preliminary prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding the Investor furnished in writing to the Company by or on behalf of the Investor expressly for use therein. The Company shall notify the Investor promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

     (b)  Indemnification by the Investor.  The Investor shall indemnify and
          -------------------------------
hold harmless the Company, its officers, directors, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement (or Resale Registration Statement, as the case may be), any Prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by the Investor to the Company specifically for inclusion in the Registration Statement (or Resale Registration Statement, as the case may be) or such Prospectus. In no event shall the liability of the Investor hereunder be greater in amount than the dollar amount of the gross proceeds received by the Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.

     (c)  Conduct of Indemnification Proceedings.  If any Proceeding shall be
          --------------------------------------
brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall have the right to participate in, and to the extent the Indemnifying Party so desires, to assume the defense thereof; including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

     An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

     All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within 30 days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally determined that such Indemnified Party is not entitled to indemnification hereunder).

     (d)  Contribution.  If a claim for indemnification under Section 5(a) or
          ------------
5(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative limit of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), each Investor shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Investor from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6. Rule 144. The Company covenants that it shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder in a timely manner. The Company further covenants that it will take such further action and provide any information as the Investor may reasonably request, all to the extent required from time to time to enable the Investor to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 of the Securities Act or any similar rule or regulation hereafter adopted by the Commission and (ii) Rule 144A of the Securities Act or any similar rule or regulation hereafter adopted by the Commission. Upon the request of the investor, the Company shall deliver to the Investor a written certification of a duly authorized officer as to whether it has complied with such requirements.

7.  Miscellaneous.

     (a)  Remedies.  In the event of a breach by the Company or by the Investor,
          --------
of any of their obligations under this Agreement, the Investor or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Investor agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

     (b)  No Inconsistent Agreements.  Neither the Company nor any of its
          --------------------------
subsidiaries has, as of the date hereof; nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Investor in this Agreement or otherwise conflicts with the provisions hereof. Except as described herein, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person.

     (c)  No Piggyback on Registrations.  Except as set forth herein, neither
          -----------------------------
the Company nor any of its security holders (other than the Investor hereto) may include securities of the Company in the Registration Statement (or Resale Registration Statement, as the case may be) other than the Registrable Securities, and the Company shall not enter into any agreement providing any such right to any of its securityholders.

     (d)  Amendments and Waivers.  The provisions of this Agreement may not be
          ----------------------
amended or waived without the express written consent of the Investor.

     (e)  Notices.  Unless otherwise provided, all notices, requests, consents
          -------
and other communications hereunder to any party shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or duly sent by first class registered or certified mail, or other courier service, postage prepaid, or telecopied with a confirmation copy by regular mail, and addressed or telecopied to the party to be notified at the address or telecopier number indicated for such party at the address or telecopier number, as the case may be, set forth below or such other address or telecopier number, as the case may be, as may hereafter be designated in writing by the addressees to the addressor listing all parties:

To the Company:                    Organogenesis, Inc.
                                   150 Dan Road
                                   Canton, Massachusetts  02021
                                   Attention:  Chief Financial Officer
                                   Fax:  (781) 575-6570

With a copy (which shall           Kramer Levin Naftalis & Frankel LLP
not constitute notice) to:         919 Third Avenue
                                   New York, New York  10022
                                   Attention:  Ezra G. Levin, Esq.
                                   Fax:  (212) 715-8227

To the Investor:                   Novartis Pharma AG
                                   Lichtstrasse 35
                                   CH-4002 Basel
                                   Switzerland
                                   Attention:  Joseph E. Mamie
                                   Fax:  41 61 324 81 11

With a copy to:                    Jeff Benjamin, Esq.
                                   Vice President and Associate General Counsel
                                   Novartis Corporation
                                   608 Fifth Avenue
                                   New York, New York  10020
                                   Fax:  (212) 830-2495

and                                Morton A. Pierce, Esq.
                                   Dewey Ballantine LLP
                                   1301 Avenue of the Americas
                                   New York, New York  10019
                                   Fax:  (212) 259-6333


     All such notices, requests, consents and other communications shall be deemed to have been received: (a) in the case of personal delivery, on the date of such delivery; (b) in the case of mailing, on the seventh Business Day following the date of such mailing; and (c) in the case of facsimile transmission, when confirmed by facsimile machine report.

     (f)  Successors and Assigns.  This Agreement shall inure to the benefit of
          ----------------------
and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of the Investor. The Company may not assign its rights or obligations hereunder without the prior written consent of the Investor.

     (g)  Assignment of Registration Rights.  The rights of the Investor
          ---------------------------------
hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by the Investor to any assignee or transferee of all or a portion of the Convertible Notes, the Preferred Stock or the Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such proposed transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned and (iii) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing to be bound by all of the provisions of this Agreement. The rights to assignment shall apply to the Investor (and to subsequent) successors and assigns.

     (h)  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.
In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

     (i)  Governing Law.  This Agreement shall be governed by and construed
          -------------
under the laws of the State of New York (without regard to the conflict of law principles thereof). Each of the parties irrevocably submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, and (b) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the parties agrees to commence any action, suit or proceeding relating hereto in the United States District Court for the Southern District of New York or if such suit, action or other proceeding may not be brought in such court for jurisdictional purposes, in the Supreme Court of the State of New York.

     (j)  Cumulative Remedies.  The remedies provided herein are cumulative and
          -------------------
not exclusive of any remedies provided by law.

     (k)  Severability.  If any term, provision, covenant or restriction of this
          ------------
Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (l) Headings.  The headings in this Agreement are for convenience of
         --------
reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties have executed this REGISTRATION RIGHTS AGREEMENT as of the date first written above.

                              ORGANOGENESIS, INC.


                              By:    /s/ Michael L. Sabolinski, M.D.
                                     -------------------------------------------
                              Name:  Michael L. Sabolinski, M.D.
                                     -------------------------------------------
                              Title: President & CEO
                                     -------------------------------------------


                              NOVARTIS PHARMA AG

                              Date:  3 October 2001
                              By:    /s/ Anthony Rosenberg
                                     -------------------------------------------
                              Name:  Anthony Rosenberg
                                     -------------------------------------------
                              Title: Head Business Unit Transplantation
                                     -------------------------------------------


                              NOVARTIS PHARMA AG

                              Date:  3 October 2001
                              By:    /s/ Kimberly Urdahl
                                     -------------------------------------------
                              Name:  Kimberly Urdahl
                                     -------------------------------------------
                              Title: Senior Legal Counsel
                                     -------------------------------------------